UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 29, 2024

Medicine Man Technologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-55450	46-5289499
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

865 N. Albion St. Suite 300 Denver, CO	80220
(Address of Principal Executive Offices)	(Zip Code)

(303) 371-0387
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Background

On April 5, 2024, the Audit Committee (the “Audit Committee”) of Medicine Man Technologies, Inc. (the “Company”) dismissed BF Borgers CPA, PC (“Borgers”) as the Company’s independent registered public accountant and subsequently appointed Baker Tilly US, LLP (“Baker Tilly”) as the Company’s new independent registered public accountant. The Company’s decision to dismiss Borgers was not the result of a dispute between the Company and Borgers. Borgers’ report on the Company’s financial statements for the fiscal years ended December 31, 2022 and December 31, 2023, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

As previously reported, on May 3, 2024, the U.S. Securities and Exchange Commission (“SEC”) issued an order (the “SEC Order”) against Borgers where the SEC suspended Borgers from appearing or practicing before the SEC as an accountant. As previously stated, Borgers was the Company’s independent registered public accountant for the two fiscal years ended December 31, 2023, during which time Borgers audited the Company’s consolidated financial statements and performed reviews of interim condensed consolidated financial statements. The SEC Order has necessitated the Company to undergo a re-audit, by Baker Tilly, of the Company’s financial statements for the fiscal year ended December 31, 2023, consolidated financial statements as filed on the Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “2023 Form 10-K”) and a re-review of the unaudited condensed consolidated financial statements for the fiscal periods ended March 31, 2023, June 30, 2023, and September 30, 2023, as filed in the Company’s Quarterly Reports on Form 10-Q, in order to file the Quarterly Reports on Form 10-Q for the fiscal periods ended March 31, 2024, June 30, 2024, and September 30, 2024.

Restatement

On November 29, 2024, the Audit Committee of the Company determined, following discussions with Baker Tilly and the Company’s management, that the Company’s previously issued audited consolidated financial statements for the two fiscal years ended December 31, 2022 and December 31, 2023, as filed on the 2023 Form 10-K audited by Borgers, and the Company’s unaudited condensed consolidated financial statements and the notes thereto as of and for the fiscal periods ended March 31, 2023, June 30, 2023, and September 30, 2023 included in the Company’s Quarterly Reports on Form 10-Q (collectively the “Subject Periods”) will be restated due to the identification of certain accounting errors that will result in the Company making certain accounting corrections primarily relating to technical accounting areas. The Company has determined the impact of such corrections will result in:

(1)	with respect to the fiscal years ended December 31, 2022 and December 31, 2023:

(a)	changing the presentation or classification of certain line items, including the correction and reclassification of preferred shares from permanent equity to temporary equity;

(b)	modification for certain errors and omissions related to (i) the accounting treatment of operating leases, (ii) revision to purchase accounting in relation to the determination of the fair value of consideration transferred for certain acquisitions, including updating the discount rates for certain notes to reflect fair value, and the allocation of consideration between tangible and intangible assets and the related subsequent depreciation, amortization, and recording of non-cash interest expense, (iii) inventory valuations and the associated cost of goods sold primarily related to purchase accounting and one-time expenses, (iv) the accounting treatment for loyalty points (v) debt accounting adjustments for convertible notes and their related derivative valuation, including unrealized gain or loss, and amortization expense of debt issuance costs, (vi) accounting for penalties and provisions concerning sales and income taxes payable, and (vii) disclosure of the reclassification of certain general and administrative expenses to costs of goods sold; and

(c)	correction and reclassification of additional paid-in capital, accumulated deficit and other comprehensive loss.

(2)	with respect to the fiscal year ended December 31, 2023:

(a)	adjustments relating to the recognition of goodwill impairment associated with the Company’s Wholesale and Retail reporting units; and

(b)	correction of certain out of period expenses related to (i) stock-based compensation, and (ii) unrealized gain or loss on marketable securities.

The Company concluded that the impact of these corrections is material and as a result, the Subject Periods should no longer be relied upon. Similarly, any previously issued or filed reports, press releases, earnings releases, investor presentations or other communications of the Company describing the Company’s financial results or other financial information should no longer be relied upon to the extent that they are related to the Subject Periods.

The Company will file amendments to its 2023 Form 10-K and each Form 10-Q for the fiscal periods ended March 31, 2023, June 30, 2023, and September 30, 2023 as soon as practical in order to restate (i) the Company’s audited consolidated financial statements for the fiscal years ended December 31, 2022 and December 31, 2023, and (ii) its unaudited condensed consolidated financial statements for the quarterly periods ended March 31, 2023, June 30, 2023, and September 30, 2023. In connection with the restatements, the Company has also determined it is appropriate to correct for certain other immaterial errors that will be in the explanatory notes to the respective amendments.

The Company does not currently believe that the foregoing corrections will have any negative material impact on the Company’s revenue, adjusted EBITDA, cash from operations or cash position.

The Company’s management and the Audit Committee have discussed, and continue to discuss, the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with Baker Tilly.

The description in this report of the accounting errors, the required corrections and the expected impacts of the restatements described above are preliminary and subject to further change in connection with the ongoing review of the accounting errors and the completion of the restatements. Accordingly, there can be no assurances that the actual effects of the restatements will be only as described above. Although the Company cannot at this time estimate when it will file the amended reports for the Subject Periods, it is diligently pursuing completion of the restatements and intends to make such filings as soon as reasonably practicable.

Controls and Procedures

In light of the foregoing accounting errors and prescribed restatements, the Company’s management is assessing the effectiveness of the Company’s internal control over financial reporting and its disclosure controls and procedures with respect to each of the Subject Periods. If the Company’s management determines that the Company’s internal control over financial reporting or its disclosures and procedures were not effective with respect to any of the Subject Periods, then the applicable changes will be implemented to remediate the identified material weaknesses.

Forward Looking Statements

This current report on Form 8-K contains forward-looking statements within the meaning the Private Securities Litigation Reform Act of 1995 and other federal securities laws. Any statements contained herein which do not describe historical facts, including, among others, statements regarding the expected impact of the restatements and change in accounting treatment, including on the Company’s overall business operations, previously reported cash and cash equivalent balances, and strategic outlook; and statements regarding the Company’s internal controls over financial reporting, disclosure controls and procedures and ongoing internal reviews and assessments are forward-looking statements which involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements. Such risks and uncertainties include, among others, that the Company has underestimated the scope and impact of the restatements, risks and uncertainties around the effectiveness of the Company’s disclosure controls and procedures and the effectiveness of the Company’s internal control over financial reporting, the risk that the Company’s restated financial statements may take longer to complete than expected, as well as those risks and uncertainties identified in the Company’s filings with the SEC, including its 2023 Form 10-K and in any subsequent filings with the Commission, which are available at the Commission’s website at www.sec.gov. Any such risks and uncertainties could materially and adversely affect the Company’s results of operations, its profitability and its cash flows, which would, in turn, have a significant and adverse impact on the Company’s stock price. The Company cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. The Company disclaims any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements. As noted above, investors are cautioned that the Subject Periods, and related investor communications, should no longer be relied upon; such communications include earnings releases, press releases, shareholder communications, investor presentations and other communications describing relevant portions of the Subject Periods.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated December 4, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICINE MAN TECHNOLOGIES, INC.

	By:	/s/ Forrest Hoffmaster
Date: December 4, 2024		Forrest Hoffmaster
Interim Chief Executive Officer and Chief Financial Officer